Employee Benefits Expense (Schedule of Employee Benefits Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Employee Benefits Expense [abstract]
Salaries and wages	$ 15,906	$ 14,463
Stock-based compensation (including equity-settled RSUs & PSUs), net of change in management estimate	742	390
Medical, dental and insurance	346	330
Pension costs	270	274
Stock-based compensation - DSUs and cash-settled RSUs	950	(290)
Other	399	409
Total	$ 18,613	$ 15,576